SUPPLEMENTAL INFORMATION – MARCH 31, 2008

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three Months Ended March 31
9	Funds from Operations and Other Financial Information for the Three Months Ended March 31
10	Market Capitalization
11	Same Property Net Operating Income for the Three Months Ended March 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of March 31, 2008
14	Schedule of Outstanding Debt as of March 31, 2008
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three Months Ended March 31
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics Including Joint Venture Properties
27	Summary Commercial Portfolio Statistics
28	Current Development/Redevelopment Pipeline
29	Visible Shadow Pipeline
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Properties
35	Operating Commercial Properties
36	Retail Operating Portfolio – Tenant Breakdown

p.2	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected growth markets in the United States. We are organized as a real estate investment trust (“REIT”) for federal income tax purposes. As of March 31, 2008, we owned interests in 57 operating properties totaling approximately 8.2 million square feet and an additional 2.2 million square feet in 10 properties currently under development or redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of March 31, 2008

➢	Operating Retail Properties[1]	52
➢	Operating Commercial Properties	5
➢	Total Properties Under Development/Redevelopment	10
➢	States	9
➢	Total GLA/NRA of Operating Properties	8,175,917
➢	Owned GLA/NRA of Operating Properties	5,404,866
➢	Total GLA of Properties Under Development/Redevelopment	2,152,027
➢	Percentage of Owned GLA Leased – Retail Operating	92.8%
➢	Percentage of Owned NRA Leased – Commercial Operating	98.4%
➢	Total Full-Time Employees	134

____________________
1	Excludes Sandifur Plaza, a 12,538 square foot retail shopping center in Tri-Cities, OR, which was built to suit for sale.

Stock Listing: New York Stock Exchange symbol: KRG

p.3	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN 46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Investor Relations Manager	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear
Kite Realty Group Trust	(212) 885-4170	(727) 567-2253
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Indianapolis, IN 46204
(317) 577-5609	Cantor Fitzgerald	RBC Capital Markets
dsink@kiterealty.com	Mr. Philip J. Martin	Mr. Rich Moore
achavers@kiterealty.com	(312) 469-7485	(216) 378-7625
	pmartin@cantor.com	rich.moore@rbccm.com
Transfer Agent:
	Citigroup Global Markets	Stifel, Nicholaus & Company, Inc.
LaSalle Bank, National Association	Mr. Michael Billerman/Ms. Ambika Goel	Mr. David M. Fick, CPA/Mr. Nathan Isbee
Mr. Joseph Pellicore	(212) 816-0231/(212) 816-6981	(443) 224-1308/(443) 224-1346
135 South LaSalle Street	michael.billerman@citigroup.com	dmfick@stifel.com
Chicago, IL 60603-3499	ambika.goel@citigroup.com	nisbee@stifel.com
(312) 904-2000
joseph.pellicore@abnamro.com	Credit Suisse	Wachovia Securities
	Mr. Michael Gorman/Mr. John Stewart	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	(212) 538-4357/(212) 538-3183	(617) 603-4262
	michael.gorman@credit-suisse.com	jeff.donnelly@wachovia.com
Lehman Brothers MarketMakers	john.stewart@credit-suisse.com
45 Broadway
29th Floor	Goldman, Sachs & Co.
New York, NY 10006	Mr. Jonathan Haberman
(646) 576-2700	(917) 343-4260
jonathan.haberman@gs.com

Lehman Brothers
Mr. David Harris
(212) 526-1790
dharris4@lehman.com

p.4	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 to be filed on or about May 8, 2008, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	property ownership and management risks;
•	financing risks; including access to capital at desirable terms
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p.5	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CORPORATE STRUCTURE CHART – MARCH 31, 2008

p.6	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31, 2008	December 31, 2007

Assets:
Investment properties, at cost:
Land	$223,550,510	$210,486,125
Land held for development	23,622,458	23,622,458
Buildings and improvements	662,284,559	624,500,501
Furniture, equipment and other	4,825,396	4,571,354
Construction in progress	171,371,783	187,006,760

	1,085,654,706	1,050,187,198
Less: accumulated depreciation	(90,990,680)	(84,603,939)

	994,664,026	965,583,259
Cash and cash equivalents	19,262,193	19,002,268
Tenant receivables, including accrued straight-line rent of $6,974,101 and $6,653,244, respectively, net of allowance for uncollectible accounts	15,404,565	17,200,458
Other receivables	8,998,848	7,124,485
Investments in unconsolidated entities, at equity	1,056,810	1,079,937
Escrow deposits	11,698,693	14,036,877
Deferred costs, net	20,509,562	20,563,664
Prepaid and other assets	3,744,943	3,643,696

Total Assets	$1,075,339,640	$1,048,234,644

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$677,290,946	$646,833,633
Accounts payable and accrued expenses	38,888,403	36,173,195
Deferred revenue and other liabilities	26,565,569	26,127,043
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	1,281,198	234,618
Minority interest	4,422,670	4,731,211

Total Liabilities	748,448,786	714,099,700
Commitments and contingencies
Limited Partners’ interests in Operating Partnership	72,896,660	74,512,093
Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 29,076,441 shares and 28,981,594 shares issued and outstanding at March 31, 2008 and December 31, 2007, respectively	290,764	289,816
Additional paid in capital and other	293,409,467	293,897,673
Accumulated other comprehensive loss	(5,004,530)	(3,122,482)
Accumulated deficit	(34,701,507)	(31,442,156)

Total Shareholders’ Equity	253,994,194	259,622,851

Total Liabilities and Shareholders’ Equity	$1,075,339,640	$1,048,234,644

p.7	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE MONTHS (UNAUDITED)

	Three Months Ended March 31,

	2008	2007

Revenue:
Minimum rent	$18,379,614	$17,233,952
Tenant reimbursements	5,210,545	4,678,714
Other property related revenue	5,157,085	2,451,935
Construction and service fee revenue	4,288,522	5,870,553

Total revenue	33,035,766	30,235,154
Expenses:
Property operating	4,479,748	4,089,915
Real estate taxes	3,167,449	2,638,065
Cost of construction and services	3,764,234	5,065,374
General, administrative, and other	1,709,949	1,427,076
Depreciation and amortization	8,153,857	8,727,389

Total expenses	21,275,237	21,947,819

Operating income	11,760,529	8,287,335
Interest expense	(7,253,566)	(6,122,344)
Income tax expense of taxable REIT subsidiary	(1,153,228)	(254,615)
Other income	65,232	109,543
Minority interest in loss (income) of consolidated subsidiaries	4,156	(1,756)
Equity in earnings of unconsolidated entities	61,174	70,296
Limited Partners’ interests in the Operating Partnership	(776,998)	(469,903)

Income from continuing operations	2,707,299	1,618,556
Operating income from discontinued operations, net of Limited Partners’ interests	—	19,494

Net income	$2,707,299	$1,638,050

Income per common share – basic & diluted:
Continuing operations	$0.09	$0.06
Discontinued operations	—	—

	$0.09	$0.06

Weighted average Common Shares outstanding - basic	29,028,953	28,859,164

Weighted average Common Shares outstanding - diluted	29,059,809	29,177,004

Dividends declared per common share	$0.205	$0.195

p.8	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE MONTHS

	Three Months Ended March 31,

	2008	2007

Net income	$2,707,299	$1,638,050
Add Limited Partners’ interests in income	776,998	475,563
Add depreciation and amortization of consolidated entities, net of minority interest	7,983,114	8,635,874
Add depreciation and amortization of unconsolidated entities	101,057	101,202

Funds From Operations of the Kite Portfolio[1]	11,568,468	10,850,689
Deduct Limited Partners’ interests in Funds From Operations	(2,579,768)	(2,430,554)

Funds From Operations allocable to the Company[1]	$8,988,700	$8,420,135

Basic FFO per share of the Kite Portfolio	$0.31	$0.29

Diluted FFO per share of the Kite Portfolio	$0.31	$0.29

Basic weighted average Common Shares outstanding	29,028,953	28,859,164

Diluted weighted average Common Shares outstanding	29,059,809	29,177,004

Basic weighted average Common Shares and Units outstanding	37,367,201	37,259,012

Diluted weighted average Common Shares and Units outstanding	37,398,057	37,576,852

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements - Retail	$43,085	$—
Tenant improvements – Commercial[3]	517,772	91,915
Leasing commissions - Retail	146,966	113,567
Leasing commissions – Commercial	67,336	—
Capital improvements	56,751	20,188
Scheduled debt principal payments	705,616	665,338
Straight line rent	320,857	251,506
Market rent amortization income from acquired leases	691,901	882,115
Market debt adjustment	107,714	107,714
Capitalized interest	2,589,858	2,902,787

____________________
1

“Funds from Operations of the Kite Portfolio” represents 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds from Operations allocable to the Company” reflects a reduction for the Limited Partners’ weighted average diluted interests in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

3	Substantially all 2008 commercial tenant improvements relate to the Indiana Supreme Court, a new tenant at the 30 South property.

p.9	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

MARKET CAPITALIZATION AS OF MARCH 31, 2008

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization

Equity Capitalization:

Total Common Shares Outstanding	77.7%	29,076,441

Operating Partnership (“OP”) Units	22.3%	8,338,248

Combined Common Shares and OP Units	100.0%	37,414,689

Market Price of Common Shares at March 31, 2008		$14.00

Total Equity Capitalization		$523,805,646	45%

Debt Capitalization:
Company Outstanding Debt		$677,290,946

Less: Partner Share of Consolidated Joint Venture Debt		(52,775,804)

Company Share of Outstanding Debt		624,515, 142

Pro-rata Share of Joint Venture Debt		28,830,488

Less: Cash and cash equivalents		(19,262,193)

Total Net Debt Capitalization		634,083,437	55%

Total Market Capitalization		$1,157,889,083	100%

p.10	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended March 31

	2008	2007	% Change

Number of properties at period end[1]	50	50

Occupancy at period-end	94.3%	95.5%
Minimum rent	$15,952,910	$16,278,885
Tenant recoveries	4,458,468	4,401,287
Other income	923,085	851,605
Pro rata share of revenue – unconsolidated joint venture properties	490,686	417,189

	21,825,149	21,948,966

Property operating expenses	3,239,670	3,650,573
Real estate taxes	2,881,978	2,740,073
Pro rata share of expenses – unconsolidated joint venture properties	185,079	109,618

	6,306,727	6,500,264

Net operating income – same properties (50 properties)[2,3]	15,518,422	15,448,702	0.5%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$15,518,422	$15,448,702
Net operating income – non-same properties	2,610,277	2,483,481
Less pro rata share of same property unconsolidated joint venture net operating income	(305,607)	(307,571)
Net operating income – construction, service, general and administrative and other	2,264,790	(570,810)

	20,087,882	17,053,802
Total other income	130,015	178,085
Total other expenses	(16,733,600)	(15,123,935)
Limited Partners’ interests in the continuing operations of the Operating Partnership	(776,998)	(469,903)

Net income	$2,707,299	$1,638,050

____________________
1	Same Property analysis excludes Glendale Town Center, Four Corner Square and Shops at Eagle Creek as the Company pursues redevelopment of this property.

2	Same Property analysis excludes net gains from outlot sales, write offs of straight-line rent and FAS #141 deferred revenue and significant prior year expense recoveries and adjustments, if any.

3

The Company is in lease negotiations with two national retailers to replace Office Max and Circuit City at Sunland Towne Centre. Excluding the same store effects of these two junior box vacancies, the increase would have been 1.7%.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company’s properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company’s financial performance.

p.11	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

NET OPERATING INCOME BY QUARTER

	Three Months Ended

	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Revenue:
Minimum rent	$18,379,614	$18,364,742	$17,986,066	$18,498,348	$17,233,952
Tenant reimbursements	5,210,545	4,535,221	4,525,236	4,662,010	4,678,714
Other property related revenue[1]	4,763,860	3,048,596	3,223,938	2,286,084	2,451,935
Parking revenue, net[2]	214,795	—	—	—	—

	28,568,814	25,948,559	25,735,240	25,446,442	24,364,601
Expenses:
Property operating	4,301,318	3,684,425	3,827,878	3,519,107	4,089,915
Real estate taxes	3,167,449	3,068,768	3,132,986	3,077,480	2,638,065

	7,468,767	6,753,193	6,960,864	6,596,587	6,727,980

Net Operating Income – Properties	21,100,047	19,195,366	18,774,376	18,849,855	17,636,621

Other Income (Expense):
Construction and service fee revenue	4,288,522	13,629,831	7,583,235	10,176,315	5,870,553
Cost of construction and services	(3,764,234)	(10,950,145)	(6,539,643)	(9,521,852)	(5,065,374)
General, administrative, and other	(1,709,949)	(1,540,623)	(1,702,354)	(1,628,848)	(1,427,076)

	(1,185,661)	1,139,063	(658,762)	(974,385)	(621,897)

Earnings Before Interest, Taxes, Depreciation and Amortization	19,914,386	20,334,429	18,115,614	17,875,470	17,014,724

Depreciation and amortization	(8,153,857)	(7,991,774)	(7,019,702)	(8,111,904)	(8,727,390)
Interest expense	(7,253,566)	(7,048,534)	(6,619,179)	(6,175,084)	(6,122,344)
Income tax expense of taxable REIT subsidiary	(1,153,228)	(466,233)	(32,789)	(7,991)	(254,615)
Other income	65,232	59,197	519,760	90,052	109,543
Minority interest in loss (income) of consolidated subsidiaries	4,156	(323,411)	(14,781)	(247,465)	(1,756)
Equity in earnings of unconsolidated entities	61,174	72,811	48,024	99,579	70,296
Limited partners’ interests in the continuing operations of the Operating Partnership	(776,998)	(1,023,328)	(1,124,928)	(781,376)	(469,902)

Income from continuing operations	2,707,299	3,613,157	3,872,019	2,741,281	1,618,556
Discontinued operations[3]:
Operating income from discontinued operations, net of Limited Partners’ interests	—	31,835	19,376	24,846	19,494
Gain on sale of operating property, net of Limited Partners’ interests	—	1,582,119	—	—	—

Income from discontinued operations	—	1,613,954	19,376	24,846	19,494

Net income	$2,707,299	$5,227,111	$3,891,395	$2,766,127	$1,638,050

NOI/Revenue - Properties	73.9%	74.0%	73.0%	74.1%	72.4%
Recovery Ratio - Properties [4]	69.8%	67.2%	65.0%	70.7%	69.5%

____________________
1

Other property related revenue for the three months ended March 31, 2008 includes net gains on land sales of $4.1 million, before income tax expense of approximately $1.2 million, and lease termination fees of approximately $590,000.

2	Effective January 1, 2008, the structure of the Company’s parking garage agreement at its Union Station property changed from a lease to a management agreement with a third party.

3	In November 2007, the Company sold its 176th & Meridian property.

4	“Recovery Ratio” is computed by dividing property operating and real estate tax expenses into tenant reimbursements.

p.12	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2008

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$332,978,056	48%	6.01%	6.7
Unconsolidated	8,127,704	1%	6.60%	4.3
Floating Rate Debt (Hedged)[1]	150,500,000	21%	5.92%	1.9

Total Fixed Rate Debt	491,605,760	70%	5.99%	5.2
Variable Rate Debt:[2]
Construction Loans	156,982,253	22%	4.16%	1.1
Other Variable	185,598,866	26%	3.96%	2.7
Floating Rate Debt (Hedged) [1]	(150,500,000)	-21%	-3.99%	-1.9
Unconsolidated	20,702,784	3%	3.55%	1.4

Total Variable Rate Debt	212,783,903	30%	4.05%	2.0
Net Premiums on Fixed Rate Debt	1,731,771	N/A	N/A	N/A

Total	$706,121,434	100%	5.40%	4.2

SCHEDULE OF MATURITIES BY YEAR

	Annual Maturity	Term Maturities		Secured Line of Credit	Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

2008	$2,033,923	$		$—	$18,494,786	$20,528,709	$163,625	$20,692,334
2009	3,029,491		48,393,849	—	137,432,861	188,856,201	22,926,215	211,782,416
2010	3,144,734		—	—	1,054,606	4,199,340	96,813	4,296,153
2011	3,124,697		23,107,795	160,574,024	—	186,806,516	103,335	186,909,851
2012	3,549,537		35,355,396	—	—	38,904,933	109,258	39,014,191
2013	3,556,861		4,027,491	—	—	7,584,352	5,431,242	13,015,594
2014	3,262,898		23,974,217	—	—	27,237,115	—	27,237,115
2015	2,956,748		38,301,942	—	—	41,258,690	—	41,258,690
2016 and beyond	4,809,032		155,374,287	—	—	160,183,319	—	160,183,319
Net Premiums on Fixed Rate Debt	—		—	—	—	1,731,771	—	1,731,771

Total	$29,467,921		$328,534,977	$160,574,024	$156,982,253	$677,290,946	$28,830,488	$706,121,434

____________________
1	These debt obligations are hedged by interest rate swap agreements which consist of the following:
	Consolidated Debt			$133,700,000
	KRG Share of Unconsolidated Debt			16,800,000

	Total			$150,500,000

2	Variable rate debt, net of interest rate swap transactions:
	-	Construction	$98,282,253	14%
	-	Other Variable	110,598,866	16%	(includes debt on acquisition land held for development)
	-	Unconsolidated	3,902,784	0%	(includes debt on acquisition land held for development)

			$212,783,903	30%

p.13	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2008

CONSOLIDATED DEBT

Fixed Rate Debt	Lender/Servicer	Interest Rate	Maturity Date	Balance as of March 31, 2008	Monthly Debt Service as of March 31, 2008

50th & 12th	Wachovia Bank	5.67%	11/11/14	$4,493,906	$27,190
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,059,624	68,815
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	3,965,561	36,583
Cool Creek Commons	Lehman Brothers Bank	5.88%	4/11/16	18,000,000	85,260
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,713,034	17,111
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	11,674,977	68,604
Geist Pavilion	KeyBank	5.78%	1/1/17	11,125,000	51,799
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300,000	58,069
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,113,085	139,142
Kedron Village	Wachovia Bank	5.70%	1/11/17	29,700,000	136,373
Pine Ridge Crossing	Lehman Brothers Bank	6.34%	10/11/16	17,500,000	89,433
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,255,044	193,484
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680,000	125,220
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,438,533	28,174
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,155,619	92,824
Riverchase	Lehman Brothers Bank	6.34%	10/11/16	10,500,000	53,660
Sunland Towne Centre	KeyBank	6.01%	7/1/16	25,000,000	121,035
Thirty South	CS First Boston	6.09%	1/11/14	22,287,713	142,257
Traders Point	Wachovia Bank	5.86%	10/11/16	48,000,000	226,587
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,015,960	77,436

Subtotal				$332,978,056	$1,839,056

Floating Rate Debt (Hedged)	Lender/Servicer	Interest Rate	Maturity Date	Balance as of March 31, 2008	Monthly Debt Service as of March 31, 2008

Collateral Pool Properties[1]	KeyBank	6.32%	2/20/11	$50,000,000	$263,417
Collateral Pool Properties[1]	KeyBank	6.17%	2/18/11	25,000,000	128,438
Beacon Hill Shopping Center[2]	Fifth Third Bank	5.13%	3/30/09	11,000,000	46,979
Estero Town Commons	Wachovia Bank	5.55%	1/3/09	17,700,000	81,863
Naperville Marketplace	LaSalle Bank	6.05%	12/30/08	10,000,000	50,450
Tarpon Springs Plaza	Wachovia Bank	5.55%	1/3/09	20,000,000	92,500

Subtotal				$133,700,000	$663,647

TOTAL CONSOLIDATED FIXED RATE DEBT				$466,678,056	$2,502,702

TOTAL NET PREMIUMS				$1,731,771

Variable Rate Debt: Mortgages	Lender/Servicer	Interest Rate[3]	Maturity Date	Balance as of March 31, 2008

Fishers Station[4]	National City Bank	LIBOR + 150	6/6/09	4,469,667
Indiana State Motor Pool	Old National	LIBOR + 135	2/4/11	3,955,175
Rivers Edge Shopping Center	Huntington Bank	LIBOR + 125	2/3/09	16,600,000

Subtotal				$25,024,842

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the revolving credit facility.

2	The interest rate decreases from LIBOR+125 basis points to LIBOR+115 basis points on $11 million, which was fixed through an interest rate swap agreement.

3	At March 31, 2008, one-month LIBOR was 2.70%.

4	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP, the operating partnership.

p.14	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2008 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender/Servicer	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of March 31, 2008

Bayport Commons[2]	Bank of America	LIBOR + 125	12/27/09	$23,100,000	$19,059,916
Beacon Hill Shopping Center[3,4]	Fifth Third Bank	LIBOR + 125	3/30/09	34,800,000	11,558,286
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/09	12,000,000	9,459,205
Cobblestone Plaza[5]	Wachovia Bank	LIBOR + 160	6/29/09	44,500,000	24,406,835
Delray Marketplace[6]	Wachovia Bank	LIBOR + 185	1/3/09	30,000,000	9,425,000
Estero Town Commons[7]	Wachovia Bank	LIBOR + 155	1/3/09	18,760,000	17,785,253
Gateway Shopping Center[8]	Union Bank of California	LIBOR + 145	8/13/09	22,268,000	16,866,751
Naperville Marketplace	LaSalle Bank	LIBOR + 130	12/30/08	14,400,000	10,613,452
Red Bank Commons	Huntington Bank	LIBOR + 130	3/30/09	4,464,000	4,464,000
South Elgin Commons	National City Bank	LIBOR + 125	5/31/09	4,425,000	4,425,000
Spring Mill Medical II9	Old National	LIBOR + 125	3/7/10	7,840,000	1,054,606
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 155	1/3/09	20,000,000	19,982,615
Traders Point II	Huntington Bank	LIBOR + 115	12/31/08	9,587,000	7,881,334

Subtotal				$246,144,000	$156,982,253
Line of Credit	Lender/Servicer	Interest Rate[1]	Maturity Date	Total Available as of March 31, 2008	Balance as of March 31, 2008

Collateral Pool Properties[10,11,12]	KeyBank	LIBOR + 125	2/20/11	$200,000,000	$160,574,024

Floating Rate Debt (Hedged)	Lender/Servicer	Interest Rate[1]	Maturity Date		Balance as of March 31, 2008

Collateral Pool Properties[11]	KeyBank	LIBOR + 125	2/20/11		$(50,000,000)
Collateral Pool Properties[11]	KeyBank	LIBOR + 125	2/18/11		(25,000,000)
Beacon Hill Shopping Center	Fifth Third Bank	LIBOR + 125	3/30/09		(11,000,000)
Estero Town Commons	Wachovia Bank	LIBOR + 155	1/3/09		(17,700,000)
Naperville Marketplace	LaSalle Bank	LIBOR + 130	12/30/08		(10,000,000)
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 155	1/3/09		(20,000,000)

Subtotal					$(133,700,000)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$208,881,119

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$677,290,946

____________________
1	At March 31, 2008, the one-month LIBOR interest rate was 2.70%.

2	The Company has a preferred return, then a 60% interest. This loan is guaranteed by Kite Realty Group, LP.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The interest rate decreases from LIBOR+125 basis points to LIBOR+115 basis points on $11M, which was fixed through an interest rate swap agreement.

5	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

6	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

7	The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, L.P.

8	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, L.P.

9	The Company has a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

10

The Company has 46 unencumbered properties of which 45 are wholly owned and used as collateral under the unsecured credit facility. One of these properties is owned in a joint venture. The major unencumbered properties include: Broadstone Station, Circuit City Plaza , Courthouse Shadows, Eagle Creek Lowes, Eastgate Pavilion, Four Corner Square, Glendale Town Center, Hamilton Crossing, King’s Lake, Market Street Village, PEN Products, Publix at Acworth, Shops at Eagle Creek, Silver Glen, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

11	The Company entered into a fixed interest rate swap agreement which is designated as a hedge against the revolving credit facility.

12	The total amount available for borrowing under the revolving credit facility is $200,000,000 as of March 31, 2008, of which $160,574,024 was outstanding as of March 31, 2008.

p.15	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2008 (CONTINUED)

UNCONSOLIDATED DEBT
Fixed Rate Debt	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of March 31, 2008	Monthly Debt Service as of March 31, 2008

The Centre[1]	Sun Life	6.99%	6/1/09		$3,722,349	$39,897
Spring Mill Medical[1]	LaSalle Bank	6.45%	9/1/13		11,788,589	78,204

Subtotal					$15,510,938	$118,101

Joint Venture Partners’ Share					(7,383,234)

KRG SHARE					$8,127,704

Floating Rate Debt (Hedged)	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of March 31, 2008	Monthly Debt Service as of March 31, 2008

Parkside Town Commons	LaSalle Bank	5.60%	3/2/09		$42,000,000	$195,965
Joint Venture Partners’ Share – 60%					(25,200,000)	(117,579)

KRG SHARE					$16,800,000	$78,386

TOTAL UNCONSOLIDATED FIXED RATE DEBT					$24,927,704

Variable Rate Debt - Construction Loans	Lender/ Servicer	Interest Rate[3]	Maturity Date	Total Commitment	Balance as of March 31, 2008

Parkside Town Commons[2]	LaSalle Bank	LIBOR + 85	8/31/09	$55,000,000	$51,756,961
Joint Venture Partners’ Share – 60%					(31,054,177)

KRG SHARE					$20,702,784

Floating Rate Debt (Hedged)	Lender/ Servicer	Interest Rate[3]	Maturity Date		Balance as of March 31, 2008

Parkside Town Commons	LaSalle Bank	LIBOR + 85	3/2/09		$(42,000,000)
Joint Venture Partners’ Share – 60%					25,200,000

KRG SHARE					$(16,800,000)

TOTAL UNCONSOLIDATED VARIABLE RATE DEBT					$3,902,784

TOTAL KRG UNCONSOLIDATED DEBT					$28,830,488
TOTAL KRG CONSOLIDATED DEBT					677,290,946

TOTAL KRG DEBT					$706,121,434

____________________
1	The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

2	The Company owns a 40% interest in Parkside Town Commons. This ownership will change to 20% at the time of the hard cost construction financing.

3	At March 31, 2008, the one-month LIBOR interest rate was 2.70%.

p.16	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

JOINT VENTURE SUMMARY - UNCONSOLIDATED PROPERTIES

The Company owns the following three unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre – Operating Property	60%
Spring Mill Medical – Operating Property	50%
Parkside Town Commons - Development Property[1]	40%

____________________
1	The Company’s 40% interest in Parkside Town Commons will change to 20% at the time of hard cost construction financing.

p.17	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	March 31, 2008	December 31, 2007

Assets:
Investment properties, at cost:
Land	$2,552,075	$2,552,075
Buildings and improvements	14,618,633	14,613,333
Furniture, equipment and other	10,581	10,581
Construction in progress	52,701,310	50,329,585

	69,882,599	67,505,574
Less: accumulated depreciation	(3,835,844)	(3,719,540)

	66,046,755	63,786,034
Cash and cash equivalents	357,529	817,417
Tenant receivables, including accrued straight-line rent	268,405	260,242
Escrow deposits	415,861	324,542
Deferred costs, net	571,226	582,172
Prepaid and other assets	1,761	32,037

Total Assets	$67,661,537	$65,802,444

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$67,267,899	$65,388,351
Accounts payable and accrued expenses	3,913,896	1,744,214

Total Liabilities	71,181,795	67,132,565
Accumulated deficit	(3,520,258)	(1,330,121)

Total Liabilities and Accumulated Deficit	$67,661,537	$65,802,444

p.18	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	Three Months Ended March 31

	2008	2007

Revenue:
Minimum rent	$606,188	$610,046
Tenant reimbursements	312,119	258,043
Other property related revenue	—	4,497

Total revenue	918,307	872,586

Expenses:
Property operating	269,712	236,527
Real estate taxes	79,809	61,993
Depreciation and amortization and other	140,514	131,965

Total expenses	490,035	430,485

Operating income	428,272	442,101
Interest expense	(262,855)	(263,349)

Net income	$165,417	$178,752

Company’s share of unconsolidated net operating income	$305,607	$310,213

Company’s share of unconsolidated interest expense	$138,101	$138,714

p.19	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of March 31, 2008

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2008

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe’s Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Wal-Mart	5	749,649	2	234,649	3	515,000
Target	5	536,732	0	0	5	536,732
Federated Department Stores	1	237,455	1	237,455	0	0
Publix	5	234,246	5	234,246	0	0
Home Depot	1	140,000	0	0	1	140,000
Office Depot	5	128,991	5	128,981	0	0
Petsmart	5	126,982	5	126,982	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	124,902	2	124,902	0	0

Total	40	3,653,259	25	1,342,894	15	2,310,365

____________________
1	The Company has entered into two ground leases with Lowe’s for a total of 328,000 square feet, which is included in Anchor Owned GLA.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p.20	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of March 31, 2008

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2008

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[5]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe’s Home Improvement[4]	Retail	3	128,997	2.1%	$2,564,000	$5.61	3.4%
Publix	Retail	5	234,246	3.8%	1,837,588	7.84	2.4%
State of Indiana	Commercial	3	210,393	3.4%	1,668,492	7.93	2.2%
Petsmart	Retail	5	126,982	2.1%	1,664,036	13.10	2.2%
Marsh Supermarkets	Retail	2	124,902	2.0%	1,633,958	13.08	2.2%
Circuit City[6]	Retail	3	99,347	1.6%	1,566,365	15.77	2.1%
Bed Bath & Beyond	Retail	4	109,296	1.8%	1,356,866	12.41	1.8%
Office Depot	Retail	5	128,991	2.1%	1,353,866	10.50	1.8%
Indiana Supreme Court	Commercial	1	75,488	1.2%	1,339,164	17.74	1.8%
Staples	Retail	4	90,102	1.5%	1,220,849	13.55	1.6%
Dick’s Sporting Goods	Retail	2	126,672	2.1%	1,220,004	9.63	1.6%
Ross Stores	Retail	4	118,374	1.9%	1,210,784	10.23	1.6%
HEB Grocery Company	Retail	1	105,000	1.7%	1,155,000	11.00	1.5%
Wal-Mart	Retail	2	234,649	3.8%	930,927	3.97	1.2%
Kmart	Retail	1	110,875	1.8%	850,379	7.67	1.1%
University Medical Diagnostic Associates[3]	Commercial	1	32,256	0.5%	844,402	26.18	1.1%
Michaels	Retail	3	69,137	1.1%	823,544	11.91	1.1%
TJX Companies	Retail	3	88,550	1.4%	805,312	9.09	1.1%
Kerasotes Theaters[4]	Retail	2	43,050	0.7%	776,496	8.92	1.0%
Dominick’s	Retail	1	65,977	1.1%	775,230	11.75	1.0%
City Securities Corporation	Commercial	1	38,810	0.6%	771,155	19.87	1.0%
The Great Atlantic & Pacific Tea Co.	Retail	1	58,732	1.0%	763,516	13.00	1.0%
Old Navy	Retail	3	64,868	1.1%	748,693	11.54	1.0%
Caputo’s New Farm Product - South Elgin	Retail	1	65,636	1.1%	669,492	10.20	0.9%
Indiana Unitversity Health Care Assoc[3]	Commercial	1	31,175	0.5%	622,202	19.96	0.8%

TOTAL			2,582,505	42.2%	$29,172,320	$9.87	37.9%

____________________
1	Annualized base rent represents the monthly contractual rent for March 2008 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are Build-to-Suits for sale.

3	Property held in unconsolidated joint venture. Annualized base rent is reflected at 100 percent.

4	Annualized Base Rent per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

5	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

6	In January 2008, the Company entered into a lease termination agreement with Circuit City at Sunland Towne Centre. The Company is in the process of identifying a replacement tenant.

p.21	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of March 31, 2008

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2008

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	52	270,666	4.8%	$2,601,679	3.7%	$9.61	$800,000
2009	73	230,536	4.1%	3,900,888	5.5%	16.92	0
2010	97	531,518	9.5%	6,903,083	9.8%	12.99	0
2011	93	669,094	12.0%	6,712,948	9.5%	10.03	0
2012	113	473,056	8.5%	7,844,240	11.1%	16.58	85,000
2013	56	481,776	8.6%	5,328,119	7.5%	11.06	0
2014	36	458,422	8.2%	5,449,393	7.7%	11.89	427,900
2015	39	510,677	9.1%	6,312,099	8.9%	12.36	181,504
2016	28	306,145	5.5%	3,792,428	5.4%	12.39	0
2017	28	448,345	8.0%	6,824,793	9.6%	15.22	550,316
Beyond	38	1,216,925	21.7%	15,133,044	21.4%	12.44	2,387,509

TOTAL	653	5,597,160	100.0%	$70,802,714	100.0%	$12.65	$4,432,229

____________________
1	Excludes tenants at development properties that are Build-to-Suits for sale.

2	Lease expiration table reflects rents in place as of March 31, 2008, and does not include option periods; 2008 expirations include 17 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2008 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

p.22	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of March 31, 2008

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2008

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	3	164,565	2.9%	$826,644	1.2%	$5.02	$800,000
2009	3	58,710	1.1%	519,894	0.7%	8.86	0
2010	14	332,886	6.0%	3,185,500	4.5%	9.57	0
2011	8	455,904	8.2%	2,507,015	3.5%	5.50	0
2012	8	179,119	3.2%	1,678,862	2.4%	9.37	0
2013	3	222,521	4.0%	993,053	1.4%	4.46	0
2014	9	235,634	4.2%	2,389,267	3.4%	10.14	0
2015	11	377,263	6.7%	3,585,414	5.1%	9.50	0
2016	7	220,312	3.9%	2,033,456	2.9%	9.23	0
2017	12	302,883	5.4%	3,740,400	5.3%	12.35	0
Beyond	26	1,153,904	20.6%	13,711,521	19.4%	11.88	990,000

TOTAL	104	3,703,701	66.2%	$35,171,026	49.7%	$9.50	$1,790,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are Build-to-Suits for sale.

2	Lease expiration table reflects rents in place as of March 31, 2008, and does not include option periods; 2008 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for March 2008 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.23	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

LEASE EXPIRATIONS – RETAIL SHOPS

As of March 31, 2008

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business as of March 31, 2008

	Number of Expiring Leases[1]	Expiring GLA/NRA[1,2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	47	92,827	1.7%	$1,616,413	2.3%	$17.41	$0
2009	70	171,826	3.1%	3,380,993	4.8%	19.68	0
2010	81	189,534	3.4%	3,535,703	5.0%	18.65	0
2011	84	196,152	3.5%	3,916,277	5.5%	19.97	0
2012	102	251,748	4.5%	5,481,299	7.7%	21.77	85,000
2013	49	130,901	2.3%	2,736,995	3.9%	20.91	0
2014	25	68,978	1.2%	1,595,521	2.3%	23.13	427,900
2015	27	82,448	1.5%	1,835,743	2.6%	22.27	181,504
2016	21	85,833	1.5%	1,758,972	2.5%	20.49	0
2017	14	37,718	0.7%	900,827	1.3%	23.88	550,316
Beyond	11	31,846	0.6%	799,322	1.1%	25.10	1,397,509

TOTAL	531	1,339,811	23.9%	$27,558,065	38.9%	$20.57	$2,642,229

____________________
1	Lease expiration table reflects rents in place as of March 31, 2008, and does not include option periods; 2008 expirations include 16 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for March 2008 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.24	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of March 31, 2008

	Number of Expiring Leases[1]	Expiring NLA[1]	% of Total NRA Expiring	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2008	2	13,274	0.2%	$158,622	0.2%	$11.95
2009	0	0	0.0%	0	0.0%	0.00
2010	2	9,098	0.2%	181,880	0.3%	19.99
2011	1	17,038	0.3%	289,656	0.4%	17.00
2012	3	42,189	0.8%	684,080	1.0%	16.21
2013	4	128,354	2.3%	1,598,071	2.3%	12.45
2014	2	153,810	2.8%	1,464,605	2.1%	9.52
2015	1	50,966	0.9%	890,942	1.3%	17.48
2016	0	0	0.0%	0	0.0%	0.00
2017	2	107,744	2.0%	2,183,566	3.2%	20.27
Beyond	1	31,175	0.6%	622,202	0.9%	19.96

TOTAL	18	548,511	10.1%	$8,073,623	11.7%	$14.58

____________________
1	Lease expiration table reflects rents in place as of March 31, 2008, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for March 2008 for each applicable property multiplied by 12.

p.25	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Company Owned GLA – Operating Retail[1]	4,842,214	4,732,924	4,664,954	4,601,877	4,652,221	5,231,434
Total GLA – Operating Retail[1]	7, 613,265	7,392,845	7,131,075	6,982,698	6,852,042	7,576,100
Projected Company Owned GLA Under Development or Redevelopment[2]	1,146,127	990,376	1,056,615	1,122,990	1,073,646	668,646
Projected Total GLA Under Development or Redevelopment[2]	2,152,027	1,791,096	2,041,135	2,227,810	2,358,466	1,673,466
Number of Operating Retail Properties	52	50	50	48	48	49
Number of Retail Properties Under Development or Redevelopment	10	11	11	12	12	11
Percentage Leased – Operating Retail	92.8%	94.8%	94.8%	95.7%	95.2%	93.4%
Annualized Base Rent & Ground Lease Revenue – Retail Properties[3]	$61,766,441	$61,768,402	$60,285,156	$59,569,596	$58,572, 786	$60,819,603

____________________
1

Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2

Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent for March 2008, multiplied by 12.

p.26	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	562,652	562,652	562,652	562,652
Number of Operating Commercial Properties	5	5	5	5	5	5
Percentage Leased – Operating Commercial Properties	98.4%	93.0%	92.5%	92.5%	91.5%	91.7%
Annualized Base Rent – Commercial Properties[2]	$8,073,623	$7,625,342	$7,445,336	$7,435,326	$7,346,713	$7,346,962

____________________
1

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes approximately 851 parking spaces. It is managed by Denison Parking, a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $890,942 from KRG and subsidiaries as of March 31, 2008.

p.27	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

CURRENT DEVELOPMENT/REDEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %[6]	MSA	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[7]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of March 31, 2008[4]	Major Tenants and Non-owned Anchors

Bayport Commons, FL	60%	Tampa	Q4 2007	97,200	286,000	53.4%	87.3%	$27,300	$26,459	Michaels, PetSmart, Target (non-owned), Best Buy
Cobblestone Plaza, FL	50%	Ft. Lauderdale	Q4 2008	153,600	163,600	0.0%	75.1%	47,000	32,321	Whole Foods, Staples
Beacon Hill Shopping Center, IN – II11	50%	Crown Point	Q4 2007	19,160	19,160	33.4%	33.4%	5,000	4,104	Strack & VanTil (non-owned), Walgreens (non-owned)
54th & College, IN	100%	Indianapolis	Q2 2008	N/A	20,100	0.0%	100.0%	2,500	2,500	Fresh Market
Springmill Medical II, IN	50%	Indianapolis	Q4 2008	41,000	41,000	0.0%	100.0%	8,500	2,386	Medical Practice Groups
Eddy Street Commons, IN I12	100%	South Bend	Q4 2009	165,000	465,000	0.0%	52.3%	70,000	2,029	Retail, Apartments, La Follette Books, Office
Gateway Shopping Center, WA - I & II	50%	Seattle	Q1 2007	83,000	289,000	74.0%	79.0%	24,300	22,326	Ross Stores, PetSmart, Kohl’s (non-owned), Winco Foods (non-owned)

Subtotal – Current Development Projects				558,960	1,283,860	21.4%	71.5%	$184,600	$92,125

Redevelopment Projects		MSA	Existing Owned GLA	Projected Owned GLA[2]	Projected Total GLA[3]	Existing Owned GLA Leased	Projected Owned GLA Leased	Total Estimated Project Cost[4]		Major Tenants and Non-owned Anchors

Shops at Eagle Creek, FL8,9		Naples	72,271	72,271	72,271	55.3%	55.3%	$3,500		Staples
Glendale Town Center, IN8,10		Indianapolis	380,126	404,000	685,000	93.5%	88.0%	15,000		Macy’s, Target (non-owned), Lowe’s (non-owned)
Rivers Edge Shopping Center, IN		Indianapolis	110,896	110,896	110,896	79.0%	79.0%	5,000		Pending

Subtotal – Redevelopment Projects			563,293	587,167	868,167			$23,500

Total Current Development/Redevelopment Projects				1,146,127	2,152,027			$208,100

____________________
1

Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
5

Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 79,076 square feet for which the Company has signed non-binding letters of intent.

6

The Company owns the following development properties through joint ventures: Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); and Bayport Commons (preferred return, then 60%).

7	Includes tenants that have taken possession of their space or have begun paying rent.
8	This property has been removed from the operating portfolio statistics during its redevelopment.
9

The Company is in the process of re-tenanting the anchor space formerly occupied by Winn-Dixie with two junior box users. The Company has an executed lease with Staples for approximately one-half of the former grocery space.

10

Target Corporation acquired 10.5 acres in April 2007 and will anchor the redevelopment. The Company will construct approximately 62,000 square feet of new b-shop/professional office space and leasing activities have commenced. Existing tenants that will remain throughout the redevelopment process include Macy’s, Kerasotes Theaters, Indianapolis-Marion Co. Public Library, OASIS, Lenscrafters and Taco Bell.

11	Beacon Hill Phase I was transferred to the operating portfolio in the third quarter of 2007 at a total cost of $12 million.
12	The Company is the master developer for this project. The Company’s share of Phase I estimated project cost is approximately $35 million.

p.28	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

VISIBLE SHADOW PIPELINE

Project	MSA	KRG Ownership %[2]	Estimated Start Date	Estimated Total GLA[1]	Total Estimated Project Cost[1,5]	Cost Incurred as of March 31, 2008[5]	Potential Tenancy

Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$134,000	$52,701	Mixed Use Shopping Center
Delray Marketplace, FL	Delray Beach	50%	TBD	318,000	100,000	35,335	Grocery, Theater, Jr. Boxes, Shops, Restaurants
Maple Valley, WA4	Seattle	100%	TBD	156,000	36,000	8,076	Grocery, Hardware Store, Shops, Restaurants
Broadstone Station, NC	Raleigh	100%	TBD	345,000	25,600	15,031	Power Center, Super Wal-Mart (non-owned)
South Elgin Commons, IL	Chicago	100%	TBD	308,000	26,200	6,508	Power Center, LA Fitness

Total Visible Shadow Pipeline				2,627,000	$321,800	$117,651

Grand Total – All Development Activity[6]					$529,900

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	The Company owns the following development properties through joint ventures: Delray Marketplace (preferred return, then 50%).

3

In 2006, Parkside Town Commons was acquired in a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is currently 40% as of March 31, 2008 and will be reduced to 20% upon the commencement of construction.

4	“Total Estimated Cost” includes the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

5	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

6	Includes the Current Development Pipeline, Redevelopment Projects and the Visible Shadow Pipeline.

p.29	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of March 31, 2008

	Number of Operating Properties[1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana	24	1,823,495	33.7%	222	$24,372,588	37.0%	$14.32
• Retail	19	1,260,843	23.3%	203	16,298,965	24.8%	14.19
• Commercial	5	562,652	10.4%	19	8,073,623	12.3%	14.58
Florida	13	1,352,130	25.0%	177	14,970,880	22.7%	11.59
Texas	8	1,144,286	21.2%	90	12,916,123	19.6%	12.05
Illinois	3	315,078	5.8%	38	3,919,196	6.0%	14.19
New Jersey	1	115,088	2.1%	15	1,655,137	2.5%	16.03
Georgia	3	300,115	5.6%	56	3,977,790	6.0%	14.50
Washington	2	87,599	1.6%	22	1,206,190	1.8%	16.39
Ohio	1	236,230	4.4%	7	2,366,522	3.6%	10.02
Oregon	2	30,845	0.6%	10	436,413	0.7%	23.51

TOTAL	57	5,404,866	100.0%	637	$65,820,839	100.0%

____________________
1	This table includes operating retail properties, operating commercial properties, and development properties open for business or ground lease tenants who commenced paying rent as of March 31, 2008.

2

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 25 parcels or outlots owned by the Company and ground leased to tenants, which contain 25 non-owned structures totaling approximately 492,253 square feet. It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $4,019,225 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p.30	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

OPERATING RETAIL PROPERTIES – TABLE I

As of March 31, 2008

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Bolton Plaza[4]	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	94.7%
Circuit City Plaza	FL	Ft.Lauderdale	2004	2004	Developed	405,906	45,906	81.9%
Courthouse Shadows	FL	Naples	1987/1999	2006	Acquired	134,867	134,867	95.3%
Eagle Creek Lowe’s	FL	Naples	2006	2006	Developed	165,000	—	*
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,600	85.2%
Indian River Square	FL	VeroBeach	1997/2004	2005	Acquired	379,246	144,246	99.0%
International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	85.7%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	97.1%
Riverchase	FL	Naples	1991/2001	2006	Acquired	78,340	78,340	100.0%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,546	98.1%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	97.6%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	92.6%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,408	86.2%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.0%
Publix Center@Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	96.4%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	90.9%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,290	81.3%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,265	132,716	89.2%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Beacon Hill Shopping Center-I	IN	CrownPoint	2006	2007	Developed	108,661	38,161	90.7%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	96.3%
Bridgewater Marketplace I	IN	Westfield	2008	2008	Developed	50,820	26,000	17.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	95.6%
Fishers Station[5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	84.0%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	87.8%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.8%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre[6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	93.3%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	93.4%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	95.3%

____________________
*

Property consists of ground leases only, no Owned GLA. As of March 31, 2008, the following were leased: Eagle Creek Lowe’s – single ground lease property; Greyhound Commons – two of four outlots leased; and Weston Park Phase I –one of two outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2008, except for Greyhound Commons, Weston Park Phase I and Eagle Creek Lowe’s (see * ).

4	During the first quarter of 2008, the Company acquired the remaining 15% economic interest in the property and now owns 100%.

5

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

6	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

7	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

8	The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.

9

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

p.31	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.4%
Weston Park, Phase I	IN	Indianapolis	2005	2005	Developed	12,200	—	*
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	90.3%
Ridge Plaza	NJ	OakRidge	2002	2003	Acquired	115,088	115,088	89.7%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway Build-to-Suit	OR	Portland	2006	2007	Developed	35,800	21,000	46.4%
The Shops at Otty[7]	OR	Portland	2004	2004	Developed	154,845	9,845	89.6%
Burlington Coat Factory[9]	TX	SanAntonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Galleria Plaza[8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	164,125	157,125	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	99.3%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	95.5%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	80.9%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,099	73,099	80.8%

					TOTAL	7,613,265	4,842,214	92.8%

See prior page for footnote disclosure.

p.32	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

OPERATING RETAIL PROPERTIES – TABLE II

As of March 31, 2008

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Bolton Plaza[4]	FL	Jacksonville	$1,076,840	$—	1,076,840	1.74%	$6.68	Wal-Mart
Circuit City Plaza	FL	Ft. Lauderdale	713,202	—	713,202	1.15%	18.97	Circuit City, Lowe’s (non-owned), Wal-Mart (non-owned)
Courthouse Shadows	FL	Naples	1,389,963	—	1,389,963	2.25%	10.81	Albertson’s, Office Max
Eagle Creek Lowe’s	FL	Naples	—	800,000	800,000	1.30%	—	Lowe’s Home Improvement
Estero Town Commons	FL	Naples	626,843	981,000	1,607,843	2.60%	28.74	Lowe’s Home Improvement, Mattress Giant
Indian River Square	FL	VeroBeach	1,453,697	—	1,453,697	2.35%	10.18	Beall’s Target (non-owned), Lowes (non-owned), Office Depot
International Speedway Square[4]	FL	Daytona	2,453,052	362,900	2,815,952	4.56%	11.31	Bed, Bath & Beyond, Circuit City, Stein Mart, Old Navy, Staples, Michaels
King’s Lake Square	FL	Naples	1,014,843	—	1,014,843	1.64%	13.85	Publix
Pine Ridge Crossing	FL	Naples	1,558,282	—	1,558,282	2.52%	15.20	Publix, Target (non-owned), Beall’s Dept Store (non-owned)
Riverchase	FL	Naples	1,132,411	—	1,132,411	1.83%	14.46	Publix
Tarpon Springs Plaza	FL	Naples	1,813,336	128,820	1,942,156	3.14%	22.40	Cost Plus, AC Moore Incorporated, Staples
Wal-Mart Plaza	FL	Gainesville	916,503	—	916,503	1.48%	5.28	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	821,908	—	821,908	1.33%	11.39	Winn-Dixie
Kedron Village	GA	Atlanta	2,375,403	—	2,375,403	3.85%	17.51	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, Petco
Publix at Acworth	GA	Atlanta	796,029	—	796,029	1.29%	11.67	Publix
Publix Center @ Panola	GA	Atlanta	806,358	—	806,358	1.31%	11.44	Publix
Fox Lake Crossing	IL	Chicago	1,297,444	—	1,297,444	2.10%	14.41	Dominick’s Finer Foods
Naperville Marketplace	IL	Chicago	823,890	—	823,890	1.33%	12.17	TJ Maxx, PetSmart, Caputos Fresh Market (non-owned)
Silver Glen Crossing	IL	Chicago	1,797,862	85,000	1,882,862	3.05%	15.19	Dominick’s Finer Foods
50 South Morton	IN	Indianapolis	114,000	—	114,000	0.18%	57.00
Beacon Hill Shopping Center - I	IN	Crown Point	575,848	60,000	635,848	1.03%	16.64	Strack & VanTill (non-owned)
Boulevard Crossing	IN	Kokomo	1,644,736	—	1,644,736	2.66%	13.81	PETCO, TJ Maxx, Kohl’s (non-owned)
Bridgewater Marketplace I	IN	Westfield	91,077	110,000	201,077	0.33%	20.19	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,990,001	85,500	2,075,501	3.36%	16.71	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,206,877	—	1,206,877	1.95%	12.55	Marsh
Geist Pavilion	IN	Indianapolis	948,772	—	948,772	1.54%	16.86	Partytree Superstore, Ace Hardware
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.33%	—	Lowe’s Home Improvement Center (non-owned)
Hamilton Crossing	IN	Indianapolis	1,440,603	71,500	1,512,103	2.45%	17.48	Office Depot
Martinsville Shops	IN	Martinsville	156,827	—	156,827	0.25%	14.28	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	362,784	—	362,784	0.59%	15.14	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.75%	9.42	Lowe’s Home Improvement (non-owned), HH Gregg, Office Depot
The Centre[4]	IN	Indianapolis	1,002,023	—	1,002,023	1.62%	13.31	Osco Drug
The Corner Shops	IN	Indianapolis	533,650	—	533,650	0.86%	13.44	Hancock Fabrics
Traders Point	IN	Indianapolis	3,767,149	603,996	4,371,145	7.08%	14.14	Dick’s Sporting Goods, Kerasotes, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart, Books a Million
Traders Point II	IN	Indianapolis	753,250	—	753,250	1.22%	26.33
Weston Park, Phase I	IN	Indianapolis	—	85,000	85,000	0.14%	—	LA Fitness (non-owned)

____________________
1

Annualized Base Rent represents the contractual rent for March 2008 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of March 31, 2008.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

5	In January 2008, the Company entered into a lease termination agreement with Circuit City at Sunland Towne Centre. The Company is in the process of identifying a replacement tenant.

p.33	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Whitehall Pike	IN	Bloomington	$1,014,000	$—	$1,014,000	1.64%	$7.86	Lowe’s Home Improvement Center
Zionsville Place	IN	Indianapolis	232,612	—	232,612	0.38%	20.77
Ridge Plaza	NJ	Oak Ridge	1,655,137	—	1,655,137	2.68%	16.03	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	2,366,522	—	2,366,522	3.83%	10.02	Best Buy, Dick’s Sporting Goods, Value City Furniture
Cornelius Gateway	OR	Portland	186,748	—	186,748	0.30%	19.18	Fedex/Kinkos
The Shops at Otty	OR	Portland	249,665	122,500	372,165	0.60%	28.29	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.83%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	675,565	—	675,565	1.09%	16.20	24 Hour Fitness, JC Penny (non-owned)
Galleria Plaza	TX	Dallas	726,770	—	726,770	1.18%	16.40	Shoe Pavilion
Market Street Village	TX	Hurst	2,048,458	115,700	2,164,158	3.50%	13.04	Circuit City, Jo-Ann Fabric, Ross Stores
Plaza at Cedar Hill	TX	Dallas	3,630,291	—	3,630,291	5.88%	12.19	Hobby Lobby, Linens ‘N Things, Marshalls
Plaza Volente	TX	Austin	2,295,867	100,000	2,395,867	3.88%	15.38	HEB Grocery
Preston Commons	TX	Dallas	627,238	—	627,238	1.02%	24.63	Lowe’s Home Improvement (non-owned)
Sunland Towne Centre[5]	TX	El Paso	2,401,783	104,809	2,506,592	4.06%	9.66	HMY Roomstore, Kmart
50th & 12th	WA	Seattle	475,000	—	475,000	0.77%	32.76	Walgreens
Four Corner Square	WA	Seattle	731,190	—	731,190	1.18%	12.38	Johnson Hardware Store

		TOTAL	$59,233,716	$4,019,225	$63,252,941	100.00%	$12.85

See prior page for footnote disclosure.

p.34	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

OPERATING COMMERCIAL PROPERTIES

As of March 31, 2008

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
Thirty South[4]	Indianapolis	1905/2002	Redeveloped	298,346	97.0%	$5,100,333	63.2%	$71.63	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Acquired	85,875	100.0%	813,236	10.1%	9.47	Indiana Dept of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	18.2%	23.12	University Medical Diagnostic Associates, Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	693,450	8.6%	6.03	Indiana Dept. of Administration

			TOTAL	562,652	98.4%	$8,073,623	100.0%	$14.58

____________________
1	Annualized Base Rent represents the monthly contractual rent for March 2008 for each applicable property, multiplied by 12.

2	The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.

3	Garage managed by third party.

4	Annualized Base Rent includes $890,942 from the Company and subsidiaries as of March 31, 2008.

p.35	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of March 31, 2008

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent[1]				Annualized Base Rent per Leased Sq. Ft.

Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bolton Plaza	FL	131,488	41,450	172,938	100.0%	77.7%	94.7%	621,444	456,396	—	1,076,840	4.73	14.55	6.61
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	35.5%	81.9%	594,252	118,950	—	713,202	18.00	26.00	18.97
Courthouse Shadows	FL	102,328	32,539	134,867	100.0%	80.5%	95.3%	946,170	443,792	—	1,389,962	9.25	16.94	10.81
Eagle Creek Lowe’s	FL	—	—	—	0.0%	0.0%	0.0%	—	—	800,000	800,000	—	—	—
Estero Town Commons	FL	—	25,600	25,600	0.0%	85.2%	85.2%	—	626,843	981,000	1,607,843	—	28.74	28.74
Indian River Square	FL	116,342	27,904	144,246	100.0%	94.6%	99.0%	973,085	480,613	—	1,453,698	8.36	18.20	10.18
International Speedway Square	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%	2,130,281	322,771	362,900	2,815,952	10.63	19.59	11.31
King’s Lake Square	FL	49,805	35,692	85,497	79.9%	93.7%	85.7%	238,770	776,073	—	1,014,843	6.00	23.20	13.85
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.0%	92.4%	97.1%	627,628	930,654	—	1,558,282	9.51	25.50	15.20
Riverchase	FL	48,890	29,450	78,340	100.0%	100.0%	100.0%	386,231	746,180	—	1,132,411	7.90	25.34	14.46
Tarpon Springs Plaza	FL	60,151	22,395	82,546	100.0%	92.9%	98.1%	1,144,008	669,328	128,820	1,942,156	19.02	32.19	22.40
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	89.1%	97.6%	554,049	362,454	—	916,503	4.01	10.29	5.28
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	78.0%	92.6%	408,452	413,456	—	821,908	7.90	20.21	11.39
Kedron Village	GA	68,845	88,563	157,408	100.0%	75.4%	86.2%	849,648	1,525,755	—	2,375,403	12.34	22.84	17.51
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	95.6%	98.0%	337,203	458,826	—	796,029	8.90	15.12	11.67
Publix Center @ Panola	GA	51,674	21,405	73,079	100.0%	87.9%	96.4%	413,392	392,966	—	806,358	8.00	20.90	11.44
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	72.7%	90.9%	775,230	522,214	—	1,297,444	11.75	21.72	14.41
Naperville Marketplace	IL	61,683	21,607	83,290	100.0%	27.9%	81.3%	702,879	121,011	—	823,890	11.40	20.09	12.17
Silver Glen Crossing	IL	78,675	54,041	132,716	83.4%	97.6%	89.2%	669,492	1,128,370	85,000	1,882,862	10.20	21.39	15.19
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	114,000	—	114,000	—	57.00	57.00
Beacon Hill Shopping Center - I	IN	—	38,161	38,161	0.0%	90.7%	90.7%	—	575,848	60,000	635,848	—	16.64	16.64
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	90.9%	96.3%	832,960	811,776	—	1,644,736	11.34	17.77	13.81
Bridgewater Marketplace I	IN	—	26,000	26,000	0.0%	17.3%	17.3%	—	91,077	110,000	201,077	—	20.19	20.19
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	91.1%	95.6%	635,700	1,354,301	85,500	2,075,501	10.00	24.39	16.71
Fishers Station	IN	57,000	57,457	114,457	100.0%	68.2%	84.0%	575,000	631,877	—	1,206,877	10.09	16.14	12.55
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	78.3%	87.8%	379,814	568,958	—	948,772	13.59	20.09	16.86
Greyhound Commons	IN	—	—	—	0.0%	0.0%	0.0%	—	—	202,500	202,500	—	—	—
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	345,623	1,094,981	71,500	1,512,104	11.25	21.18	17.48
Martinsville Shops	IN	—	10,986	10,986	0.0%	100.0%	100.0%	—	156,827	—	156,827	—	14.28	14.28
Red Bank Commons	IN	—	34,308	34,308	0.0%	69.8%	69.8%	—	362,784	—	362,784	—	15.14	15.14
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Centre	IN	18,720	61,969	80,689	100.0%	91.3%	93.3%	170,352	831,671	—	1,002,023	9.10	14.70	13.31
The Corner Shops	IN	12,200	30,345	42,545	100.0%	90.7%	93.4%	79,296	454,354	—	533,650	6.50	16.51	13.44
Traders Point	IN	238,721	40,837	279,558	100.0%	67.9%	95.3%	3,127,248	639,901	603,996	4,371,145	13.10	23.06	14.14
Traders Point II	IN	—	46,600	46,600	0.0%	61.4%	61.4%	—	753,250	—	753,250	—	26.33	26.33
Weston Park, Phase I	IN	—	—	—	0.0%	0.0%	0.0%	—	—	85,000	85,000	—	—	—
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	90.3%	90.3%	—	232,612	—	232,612	-	20.77	20.77
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	74.0%	89.7%	997,762	657,375	—	1,655,137	14.33	19.54	16.03
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,772	132,750	—	2,366,522	9.64	29.50	10.02
Cornelius Gateway Build-to-Suit	OR	—	21,000	21,000	0.0%	46.4%	46.4%	—	186,748	—	186,748	—	19.18	19.18
The Shops at Otty	OR	—	9,845	9,845	0.0%	89.6%	89.6%	—	249,665	122,500	372,165	—	28.29	28.29
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	192,100	—	675,565	15.00	20.26	16.20
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	361,054	365,716	—	726,770	11.50	28.33	16.40
Market Street Village	TX	137,246	19,879	157,125	100.0%	100.0%	100.0%	1,570,081	478,377	115,700	2,164,158	11.44	24.06	13.04
Plaza at Cedar Hill	TX	227,106	72,741	299,847	100.0%	97.3%	99.3%	2,183,969	1,446,322	—	3,630,291	9.62	20.45	12.19
Plaza Volente	TX	105,000	51,333	156,333	100.0%	86.3%	95.5%	1,155,000	1,140,867	100,000	2,395,867	11.00	25.75	15.38
Preston Commons	TX	—	27,539	27,539	0.0%	92.5%	92.5%	—	627,238	—	627,238	—	24.63	24.63
Sunland Towne Centre	TX	277,131	30,343	307,474	79.8%	90.1%	80.9%	1,934,477	467,306	104,809	2,506,592	8.74	17.09	9.66
50th&12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Four Corner Square	WA	20,512	52,587	73,099	100.0%	73.3%	80.8%	126,672	604,518	—	731,190	6.18	15.68	12.38

TOTAL		3,317,735	1,524,479	4,842,214	97.6%	82.3%	92.8%	$32,028,363	$25,718,852	$4,019,225	$61,766,441	$9.89	$20.49	$12.85

1	This table does not include annualized base rent from development property tenants open for business as of March 31, 2008.

p.36	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 3/31/08